EXIHIBIT 99.B24

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



           Signature              Title                 Date


/s/ David W. Belin           Trustee             July 21, 1998
-----------------------
David W. Belin

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



          Signature               Title                   Date


/s/ Lewis A. Burnham              Trustee                July 21, 1998
----------------------------
Lewis A. Burnham

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



            Signature                    Title              Date


/s/ Donald L. Dunaway                   Trustee             July 21, 1998
------------------------------
Donald L. Dunaway

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



        Signature                     Title                    Date

/s/ Robert B. Hoffman                 Trustee                 July 21, 1998
----------------------------
Robert B. Hoffman

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



            Signature                 Title                   Date


/s/ Donald R. Jones                  Trustee                  July 21, 1998
--------------------------
 Donald R. Jones

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



            Signature                   Title                  Date


/s/ Shirley D. Peterson                 Trustee               July 21, 1998
------------------------------
Shirley D. Peterson

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



            Signature             Title                 Date


/s/ Daniel Pierce                 Trustee               July 21, 1998
----------------------
Daniel Pierce

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



            Signature                    Title                  Date


/s/ William P. Sommers                   Trustee                July 21, 1998
-------------------------------
William P. Sommers

                                POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.



            Signature                  Title                   Date


/s/ Edmond D. Villani                  Trustee                 July 21, 1998
----------------------------
Edmond D. Villani